UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Coronado Global Resources Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

For all inquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 www.investorcentre.com/contact

Coronado Global Resources Inc.

ARBN 628 199 468

CRN MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2026 ANNUAL GENERAL MEETING OF STOCKHOLDERS OF

CORONADO GLOBAL RESOURCES INC. TO BE HELD ON

JUNE 4, 2026 AT 10:00 A.M., AUSTRALIAN EASTERN STANDARD TIME

(OR JUNE 3, 2026 AT 8:00 P.M., U.S. EASTERN TIME)

*** Exercise Your Right to Vote ***

Meeting Information

Meeting Type: Annual General Meeting of Stockholders (Annual General Meeting)

For holders as of: April 16, 2026 (Australia) / April 15, 2026 (U.S.)

Date and Time: June 4, 2026 at 10:00 A.M. Australian Eastern Standard Time

   June 3, 2026 at 8:00 P.M. U.S. Eastern Time

Location: Virtual

For your vote to be effective it must be received by 10:00 A.M. Australian Eastern Standard Time on Monday, June 2, 2026 (8:00 P.M. U.S. Eastern Time on Sunday, June 1, 2026).

You are receiving this communication because you hold shares or CHESS Depositary Interests (CDIs) in Coronado Global Resources Inc. (Company). This is not a ballot. You cannot use this notice to vote your shares or CDIs. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.investorvote.com.au or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice for instructions on how to obtain proxy materials and vote       è

To vote online, 24 hours a day, 7 days a week: www.investorvote.com.au

Cast your vote Access the Annual General Meeting materials	Your secure access information is: Control Number: 999999 SRN/HIN: I9999999999 PIN: 99999
PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000002

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT     FORM OF PROXY    CDI VOTING INSTRUCTION FORM    ANNUAL REPORT TO STOCKHOLDERS

How to View Online:

Have the 6-Digit Control Number available (located on the front of this document) and visit: www.investorvote.com.au

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

BY TELEPHONE: +61 3 9415 4000         BY EMAIL: web.queries@computershare.com.au

ONLINE: www.investorvote.com.au

Please make the request as instructed above on or before 5:00 P.M. Australian Eastern Standard Time on May 26, 2026 (3:00 A.M. U.S. Eastern Time on May 25, 2026) to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by internet, go to www.investorvote.com.au. Have the 6-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting form.

The proposals for the Annual General Meeting and the Board of Directors' recommendations are as follows:

The holders of shares of our common stock and CDI holders will be asked to:

2.	Elect each of the five director nominees of the Company named in the accompanying proxy statement to serve until the 2027 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified;

3.	Approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.	Approve, on a non-binding advisory basis, the frequency of stockholder votes on our named executive officers’ compensation;

5.	Ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

6.	Approve the issuance of up to 90,000,000 Securities under the 2018 Equity Incentive Plan pursuant to ASX Listing Rule 7.2 (Exception 13) and for all other purposes.

The Company's Board of Directors unanimously recommends that the stockholders (and CDI holders) of the Company vote their shares (or shares underlying CDIs) "FOR" each nominee listed in Proposal 2, "FOR" Proposals 3, 5 and 6, and "3YRS" for Proposal 4 listed above.

Attending the Annual General Meeting online:

To attend the Annual General Meeting, ask questions and submit your vote(s), you will need the latest versions of Chrome, Safari, Edge or Firefox.

To participate in the Annual General Meeting online visit https://meetnow.global/MMD4PQF on your smartphone, tablet or computer.

For further instructions on how to participate online please view the online meeting user guide at https://coronadoglobal.com/.